UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 7, 2006

Analogic Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	0-6715	04-2454372
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8 Centennial Drive, Peabody, Massachusetts		01960
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-326-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 7, 2006, the Board of Directors of Analogic Corporation (the "Registrant") amended Article IV of the Registrant’s By-laws (the "By-laws") to allow for the issuance of uncertificated shares. By being able to issue uncertificated shares, the Registrant may now participate in the Direct Registration System (the "DRS"), which is currently administered by The Depository Trust Company. The DRS allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.

The full text of the By-laws, as amended, is filed as Exhibit 3.1 to this Current Report and Article IV thereof is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
See Exhibit Index attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Analogic Corporation

December 13, 2006	By:	/s/ Alex A. Van Adzin

Name: Alex A. Van Adzin
Title: Vice President, General Counsel, and Corporation Secretary

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Exhibit Index

Exhibit No.	Description

3.1	By-laws, as amended